CREDIT AGREEMENT



                                   Dated as of




                                  JULY 8, 2004


                                      among

                                   GEXA CORP.

                                  as Borrower,


                HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
                            as Administrative Agent,


                                       and




                            THE LENDERS PARTY HERETO







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                                TABLE OF CONTENTS
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                                                                                                               Page

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ARTICLE I Definitions and Accounting Matters......................................................................1

         Section 1.01      Terms Defined Above....................................................................1
         Section 1.02      Certain Defined Terms..................................................................1
         Section 1.03      Terms Generally; Rules of Construction................................................15
         Section 1.04      Accounting Terms and Determinations; GAAP.............................................16

ARTICLE II The Credits...........................................................................................16

         Section 2.01      Commitments...........................................................................16
         Section 2.02      Loans and Borrowings..................................................................16
         Section 2.03      Requests for Borrowings...............................................................17
         Section 2.04      Funding of Borrowings.................................................................17
         Section 2.05      Termination, and Reduction of Aggregate Maximum Credit Amounts........................18

ARTICLE III Payments of Principal and Interest; Prepayments; Fees................................................19

         Section 3.01      Repayment of Loans....................................................................19
         Section 3.02      Interest..............................................................................19
         Section 3.03      Prepayments...........................................................................19
         Section 3.04      Commitment Fees.......................................................................20
         Section 3.05      Anniversary Fees......................................................................20
         Section 3.06      Arranger Fees.........................................................................20

ARTICLE IV Payments; Pro Rata Treatment; Sharing of Set-offs.....................................................20

         Section 4.01      Payments Generally; Pro Rata Treatment; Sharing of Set-offs...........................20
         Section 4.02      Presumption of Payment by the Borrower................................................21
         Section 4.03      Certain Deductions by the Administrative Agent........................................22

ARTICLE V Increased Costs; Taxes.................................................................................22

         Section 5.01      Increased Costs.......................................................................22
         Section 5.02      Taxes.................................................................................22
         Section 5.03      Mitigation Obligations; Replacement of Lenders........................................23

ARTICLE VI Conditions Precedent..................................................................................24

         Section 6.01      Effective Date........................................................................24
         Section 6.02      Each Credit Event.....................................................................26

ARTICLE VII Representations and Warranties.......................................................................27

         Section 7.01      Organization; Powers..................................................................27
         Section 7.02      Authority; Enforceability.............................................................27
         Section 7.03      Approvals; No Conflicts...............................................................27
         Section 7.04      Financial Condition; No Material Adverse Change.......................................28
         Section 7.05      Litigation............................................................................28
         Section 7.06      Environmental Matters.................................................................29
         Section 7.07      Compliance with the Laws and Agreements; Permits; No Defaults.........................30
         Section 7.08      Investment Company Act................................................................30
         Section 7.09      Public Utility Holding Company Act....................................................30
         Section 7.10      Taxes.................................................................................31
         Section 7.11      ERISA.................................................................................31

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         Section 7.12      Disclosure; No Material Misstatements.................................................32
         Section 7.13      Insurance.............................................................................32
         Section 7.14      Restrictive Agreements................................................................33
         Section 7.15      Subsidiaries..........................................................................33
         Section 7.16      Location of Business and Offices......................................................33
         Section 7.17      Properties; Titles, Etc...............................................................33
         Section 7.18      Swap Agreements.......................................................................34
         Section 7.19      Use of Loans..........................................................................34
         Section 7.20      Solvency..............................................................................34
         Section 7.21      Casualty Events.......................................................................34
         Section 7.22      Material Agreements...................................................................34
         Section 7.23      Reliance..............................................................................35
         Section 7.24      Location of Bank Accounts.............................................................35
         Section 7.25      Intellectual Property.................................................................35
         Section 7.26      No Brokers............................................................................36
         Section 7.27      Customers and Suppliers...............................................................36
         Section 7.28      No Bankruptcy Filing..................................................................36
         Section 7.29      Schedules.............................................................................36
         Section 7.30      PUC and ERCOT Regulations.............................................................36
         Section 7.31      Small Business Concerns...............................................................36

ARTICLE VIII Affirmative Covenants...............................................................................37

         Section 8.01      Financial Statements; Other Information...............................................37
         Section 8.02      Notices of Material Events............................................................41
         Section 8.03      Existence; Conduct of Business........................................................42
         Section 8.04      Payment of Obligations................................................................42
         Section 8.05      Performance of Obligations under Loan Documents.......................................42
         Section 8.06      Operation and Maintenance of Properties...............................................42
         Section 8.07      Insurance.............................................................................42
         Section 8.08      Books and Records; Inspection Rights..................................................43
         Section 8.09      Compliance with Laws..................................................................43
         Section 8.10      Environmental Matters.................................................................43
         Section 8.11      Further Assurances....................................................................44
         Section 8.12      Fiscal Year...........................................................................44
         Section 8.13      Additional Guarantors.................................................................44
         Section 8.14      ERISA Compliance......................................................................45
         Section 8.15      Board Resolutions.....................................................................45
         Section 8.16      Congestion Charges....................................................................45
         Section 8.17      Key Personnel.........................................................................45
         Section 8.18      Material Agreement....................................................................46
         Section 8.19      Board of Directors....................................................................46
         Section 8.20      Fidelity Bonding......................................................................46

ARTICLE IX Negative Covenants....................................................................................46

         Section 9.01      Financial Covenants...................................................................46
         Section 9.02      Debt..................................................................................47
         Section 9.03      Liens.................................................................................48
         Section 9.04      Restricted Payments...................................................................48
         Section 9.05      Investments, Loans and Advances.......................................................48
         Section 9.06      Nature of Business....................................................................49
         Section 9.07      Limitation on Leases..................................................................49
         Section 9.08      Sale and Leasebacks...................................................................50
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         Section 9.09      Proceeds of Notes.....................................................................50
         Section 9.10      ERISA Compliance......................................................................50
         Section 9.11      Sale or Discount of Receivables.......................................................51
         Section 9.12      Mergers, Etc..........................................................................51
         Section 9.13      Sale of Properties....................................................................51
         Section 9.14      Environmental Matters.................................................................52
         Section 9.15      Transactions with Affiliates..........................................................52
         Section 9.16      Material Agreements...................................................................52
         Section 9.17      Capital Expenditures..................................................................52
         Section 9.18      Subsidiaries..........................................................................52
         Section 9.19      Negative Pledge Agreements; Dividend Restrictions.....................................52
         Section 9.20      Swap Agreements.......................................................................53
         Section 9.21      Certain Activities....................................................................53
         Section 9.22      Designation of Unrestricted Subsidiary................................................53

ARTICLE X Events of Default; Remedies............................................................................54

         Section 10.01     Events of Default.....................................................................54
         Section 10.02     Remedies..............................................................................56

ARTICLE XI The Administrative Agent..............................................................................57

         Section 11.01     Appointment; Powers...................................................................57
         Section 11.02     Duties and Obligations of Administrative Agent........................................57
         Section 11.03     Action by Administrative Agent........................................................57
         Section 11.04     Reliance by Administrative Agent......................................................58
         Section 11.05     Subagents.............................................................................58
         Section 11.06     Resignation or Removal of Administrative Agent........................................58
         Section 11.07     Agents as Lenders.....................................................................59
         Section 11.08     No Reliance...........................................................................59
         Section 11.09     Authority of Administrative Agent to Release Collateral and Liens.....................59

ARTICLE XII Miscellaneous........................................................................................60

         Section 12.01     Notices...............................................................................60
         Section 12.02     Waivers; Amendments...................................................................60
         Section 12.03     Expenses, Indemnity; Damage Waiver....................................................61
         Section 12.04     Successors and Assigns................................................................63
         Section 12.05     Survival; Revival; Reinstatement......................................................65
         Section 12.06     Counterparts; Integration; Effectiveness..............................................66
         Section 12.07     Severability..........................................................................67
         Section 12.08     Right of Setoff.......................................................................67
         Section 12.09     GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS............................67
         Section 12.10     Headings..............................................................................69
         Section 12.11     Confidentiality.......................................................................69
         Section 12.12     Interest Rate Limitation..............................................................69
         Section 12.13     EXCULPATION PROVISIONS................................................................70
         Section 12.14     Collateral Matters; Swap Agreements...................................................71
         Section 12.15     No Third Party Beneficiaries..........................................................71
         Section 12.16     Securitization........................................................................71
         Section 12.17     USA Patriot Act Notice................................................................72
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                                      iii
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                         Annexes, Exhibits and Schedules
                         -------------------------------

Annex I                 List of Maximum Credit Amounts

Exhibit A               Form of Note
Exhibit B               Form of Borrowing Request
Exhibit C               Form of Warrant Agreement
Exhibit D               Form of Compliance Certificate
Exhibit E               Form of Legal Opinion of Porter & Hedges, LLP, special
                        counsel to the Borrower
Exhibit F-1             Security Instruments
Exhibit F-2             Form of Security Agreement
Exhibit G               Form of Assignment and Assumption
Exhibit H               Board Resolutions



Schedule 1.02           Approved Counterparties
Schedule 7.05           Litigation
Schedule 7.06           Environmental Matters
Schedule 7.13           Insurance
Schedule 7.15           Subsidiaries and Partnerships
Schedule 7.17           Real Property
Schedule 7.18           Swap Agreements
Schedule 7.22           Material Agreements
Schedule 7.24           Location of Bank Accounts
Schedule 7.25           Intellectual Property
Schedule 9.05           Investments
Schedule 9.22           Unrestricted Subsidiaries

                                       iv
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         This CREDIT AGREEMENT dated as of July 8, 2004, is among: Gexa Corp., a corporation duly formed and existing under the laws of the State of Texas, (the "Borrower"); each of the Lenders from time to time party hereto;
Highbridge/Zwirn Special Opportunities Fund, L.P. (in its individual capacity, "HZ"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                 R E C I T A L S

         A. The Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower.

         B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

         C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                   ARTICLE I
                       Definitions and Accounting Matters

     Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

     Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Aggregate Maximum Credit Amounts" at any time shall equal the sum of the Maximum Credit Amounts of all Lenders.

         "Agreement" means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

         "Anniversary Fee" has the meaning assigned such term in Section 3.05.

         "Applicable Percentage" means, with respect to any Lender, the percentage set forth on Annex I as may be modified from time to time as a result of any Assignment and Assumption by any Lender.

         "Applicable Rate" means, for any day, with respect to any Loan, until the Maturity Date, fourteen percent (14%) per annum, but in no event to exceed the Highest Lawful Rate.

         "Approved Counterparty" means (a) any Lender or any Affiliate of a Lender, (b) any other Person whose long term senior unsecured debt rating is A-/A3 by S&P or Moody's (or their equivalent) or higher, or (c) with regard to Swap Agreements in respect of commodities, and subject to the conditions set forth therein, any other Person listed on Schedule 1.02.

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         "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit G or any other form approved by the Administrative Agent.

         "Availability" means, at any time, the difference between (i) the total Commitments and (ii) the aggregate outstanding principal amount of all Loans.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

         "Board Resolution" means those certain resolutions of the Board of Directors of the Borrower, a copy of which is attached hereto as Exhibit H.

         "Borrowing" means Loans made on the same date.

         "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to remain closed.

         "Capital Expenditures" means, in respect of any Person, for any period, the aggregate (determined without duplication) of all expenditures and costs that are capital in nature and any other expenditures that are capitalized on the balance sheet of such Person in accordance with GAAP.

         "Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

         "Cash and Cash Equivalents" means all cash, deposit or securities account balances, certificates of deposit or other financial instruments properly classified as cash or cash equivalents under GAAP.

         "Cash Collateral Account" means that certain account of Borrower's maintenance with JPMorganChase Bank, Account 11610142263 which is utilized to make deposits in order to cash collateralize certain letters of credit issued by JPMorganChase Bank.

         "Casualty Event" means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its Subsidiaries having a fair market value in excess of $100,000.

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         "Catalyst Debt" means any loans or borrowed money under the Loan
Agreement dated as of July 16, 2003 between Borrower and the Catalyst Fund, Ltd.

         "Change in Control" "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than Neil Leibman, of Equity Interests representing more than 49% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated, (c) the acquisition of ownership, directly or indirectly beneficially or of record of any Equity Interest of any Restricted Subsidiary other than by Borrower or a Restricted Subsidiary of Borrower (excluding Gexa/Ciro) or (d) Neil Leibman owns Equity Interests of Borrower representing less than 25% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 5.01(a)), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

         "Collateral" means all accounts receivable, equipment, inventory, bank accounts, general intangibles including, contracts, real estate and any other asset or property of the Borrower and its Restricted Subsidiaries.

         "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Loan hereunder. The amount representing each Lender's Commitment is set forth on Annex I. The aggregate amount of the Commitments of the Lenders is $15,000,000.

         "Commitment Fee Rate" means two percent (2%) per annum.

         "Consolidated Interest Expense" means, for any period, total interest expense and prepayment charges (including that which is capitalized and that which is attributable to capital leases, in accordance with GAAP) of the Borrower and its Consolidated Subsidiaries on a consolidated basis with respect to all outstanding Debt of the Borrower and its Consolidated Subsidiaries including, without limitation, all commissions, discounts and other fees and charges owed with respect to any letters of credit, amortization of debt, discount, expense, other deferred financing costs, but excluding amounts payable under the TXU Agreements. If any Consolidated Subsidiary is designated as an Unrestricted Subsidiary in accordance with Section 9.22, then on and after the date of such designation, Consolidated Interest Expense shall be computed for all prior periods as if such Subsidiary was not a Consolidated Subsidiary during such periods.

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         "Consolidated Subsidiaries" means each Restricted Subsidiary of the
Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

         "Consulting Agreement" means the Consulting Agreement between Spectrum and Borrower dated as of August 1, 2003.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to "control" such other Person. "Controlling" and "Controlled" have meanings correlative thereto.

         "Debt" means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments;
(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases;
(f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, electricity, in consideration of one or more advance payments, other than electricity balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; and (l) Disqualified Capital Stock. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

         "Default" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

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         "Disqualified Capital Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans or other obligations hereunder outstanding and all of the Commitments are terminated.

     "dollars" or "$" refers to lawful money of the United States of America.

         "EBITDA" means, for any period, the sum of (a) the consolidated net income (or loss) of the Borrower and its Consolidated Subsidiaries for such period determined in accordance with GAAP plus (b) to the extent included in the determination of such net income (or loss), the consolidated charges for such period for interest, depreciation, depletion and amortization plus (or, if there is a benefit from income taxes, minus) (c) to the extent included in the determination of such net income, the amount of the provision for or benefit from income taxes; provided that in determining such consolidated net income and such consolidated charges, there shall be excluded therefrom (to the extent otherwise included therein) (i) the net income (but not loss) of, and charges for interest, depreciation, depletion and amortization of, any Person which is subject to any restriction, contractual or otherwise, which prevents the payment of dividends or distributions or the making of dividends or distributions on Equity Interests of such Person to the extent of such restrictions, (ii) pre-tax gains or losses on the sale, transfer or other disposition of any property by the Borrower or its Consolidated Subsidiaries (other than sales, transfers and other dispositions in the ordinary course of business), (iii) all extraordinary gains and extraordinary losses, prior to applicable income taxes, (iv) any item constituting the cumulative effect of a change in accounting principles, prior to applicable income taxes, (v) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (vi) any gains on collections from insurance policies or settlement; provided further that in determining EBITDA, there shall be disregarded the after-tax effects of any non-cash or non-recurring gains, losses or adjustments; provided further that if during such period the Borrower or any of its Consolidated Subsidiaries acquires or disposes of any Person (or any Equity Interest in any Person other than the Borrower) or all or substantially all of the assets of any Person, the EBITDA attributable to such assets (or an amount equal to the percentage of ownership of the Borrower or Consolidated Subsidiary, as the case may be, in such Person so acquired or disposed times the EBITDA of such Person) for such period determined on a pro forma basis (which determination, in each case, shall be subject to approval of the Administrative Agent, not to be unreasonably withheld) shall be included (in the case of an acquisition) or excluded (in the case of a disposition) as EBITDA for such period; except that during the portion of such period that follows such acquisition or disposition, the computation in respect of EBITDA of such Person or such assets, as the case may be, shall be made on the basis of actual (rather than pro forma) results. If any Consolidated Subsidiary is designated as an Unrestricted Subsidiary in accordance with Section 9.22, then on and after the date of such designation, EBITDA shall be computed for all prior periods as if such Subsidiary was not a Consolidated Subsidiary during such periods.

         "Effective Date" means the date on which the conditions specified in
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

         "Environmental Laws" means any and all Governmental Requirements pertaining in any way to health, safety the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. The terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (a) in the event either OPA, CERCLA, RCRA or Section 91.1011 is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any Subsidiary is located establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either OPA, CERCLA, RCRA or Section 91.1011, such broader meaning shall apply.

         "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

         "ERCOT" means Electric Reliability Counsel of Texas.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

         "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

         "ERISA Event" means (a) a "Reportable Event" described in section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA,
(c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to Section 4202 of ERISA or (f) any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Event of Default" has the meaning assigned such term in Section 10.01.

         "Excepted Liens" means: (a) Liens for Taxes, assessments or other governmental charges or levies that are not delinquent or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations that are not delinquent or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the operation and maintenance of Properties each of which is in respect of obligations that are not delinquent or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Borrower or any of its Restricted Subsidiaries to provide collateral to the depository institution; (e) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Restricted Subsidiary for the purpose the joint or common use of real estate, rights of way, facilities and equipment, which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (f) Liens on cash or securities pledged to secure performance of letters of credit, tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business and (g) judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; provided, further that Liens described in clauses (a) through (d) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens. In no event will any Lien on property of the Borrower or any Restricted Subsidiary that secures any obligation of an Unrestricted Subsidiary be an Excepted Lien.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, and (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Financial Officer" means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower.

         "Financial Statements" means the financial statement or statements of the Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

         "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of (i) the TTM EBITDA of such Person for such period, to (ii) the sum of (A) all principal of Debt (net of Debt in favor of TXU related to the TXU Agreement) of such Person and its Consolidated Subsidiaries scheduled to be paid during such period to the extent there is not an equivalent permanent reduction in the commitments thereunder, plus (B) TTM Interest Expense and any fees payable in respect of Debt (net of Debt in favor of TXU related to the TXU Agreement) of such Person and its Consolidated Subsidiaries during such period, plus (C) income taxes paid or payable by such Person and its Consolidated Subsidiaries during such 12 month period, plus (D) cash dividends or distributions paid by such Person and its Consolidated Subsidiaries (other than, in the case of the Borrower, dividends or distributions paid to the Borrower or its wholly-owned Subsidiaries) during such period, plus (E) all amounts paid or payable by such Person and its Consolidated Subsidiaries on Capitalized Lease Obligations having a scheduled due date during such period. In determining the Fixed Charge Coverage Ratio for a particular period (1) pro forma effect will be given to: (a) the incurrence, repayment or retirement of any Debt by such Person and its Consolidated Subsidiaries since the first day of such period as if such Debt was incurred, repaid or retired on the first day of such period and (b) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any property or assets acquired or disposed of by such Person and its Consolidated Subsidiaries since the first day of such period, as if such acquisition or disposition occurred on the first day of such period; (2) interest on Debt bearing a floating interest rate will be computed as if the rate as of the last day of the period had been the applicable rate for the entire period; (3) if such Debt bears, at the option of such Person and its Consolidated Subsidiaries, a fixed or floating rate of interest, interest thereon will be computed by applying, at the option of such Person, either the fixed or floating rate; and (4) interest on Debt under a revolving credit facility will be computed based upon the average daily balance of such Debt during such period.

         "General and Administrative Costs" means normal and customary expenses and costs that are classified as general and administrative costs, including consulting fees, salary, rent, supplies, travel and entertainment, shareholder and board member expense, insurance, accounting and legal and related fees required to manage the affairs of the Borrower.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.04.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Borrower, any Subsidiary, any of their Properties, the Agent, or any Lender.

         "Governmental Requirement" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         "Guarantor" means each Restricted Subsidiary that guarantees the Indebtedness pursuant to Section 8.13(a).

         "Guaranty Agreement" means an agreement executed by the Guarantors in substantially the form of Exhibit F-2 unconditionally guarantying on a joint and several basis, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

         "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender that are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

         "Indebtedness" means any and all amounts owing or to be owing by the Borrower, any Subsidiary or any Guarantor: (a) to the Administrative Agent or any Lender under any Loan Document; (b) to any Lender or any Affiliate of a Lender under any Swap Agreement between the Borrower or any Subsidiary and such Lender or Affiliate of a Lender while such Person (or in the case of its Affiliate, the Person affiliated therewith) is a Lender hereunder and (c) all renewals, extensions and/or rearrangements of any of the above.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Indemnitee" has the meaning assigned such term in Section 12.03(b).

         "Information" has the meaning assigned to such term in Section 12.11.

         "Interest Expense" means, for any period, the sum (determined without duplication) of the aggregate gross interest expense of the Borrower and the Consolidated Subsidiaries for such period, including to the extent included in interest expense under GAAP: (a) amortization of debt discount, (b) capitalized interest and (c) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP.

         "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or segment of a business or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

         "Lenders" means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

         "Liabilities" has the meaning assigned such term in Section 12.16.

         "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

     "Loan Documents" means this Agreement, the Notes, the Warrant and the Security Instruments.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, Property, condition (financial or otherwise), management, shareholders' equity, prospects, or results of operations of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower, any Subsidiary or any Guarantor to perform any of its obligations under any Loan Document, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent or any Lender under any Loan Document.

         "Material Agreements" has the meaning assigned such term in Section
7.22.

         "Material Indebtedness" means Debt (other than the Loans), or obligations in respect of (i) one or more Swap Agreements, of any one or more of the Borrower and its Restricted Subsidiaries, (ii) the TXU Agreement or (iii) Debt with a principal balance in excess of $250,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

         "Maturity Date" means the date that is three years after the Effective Date.

         "Maximum Credit Amount" means, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Credit Amounts", as the same may be modified from time to time pursuant to any assignment permitted by Section 12.04(b).

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

         "Mortgaged Property" means any Property owned by the Borrower or any Guarantor which is subject to the Liens existing and to exist under the terms of the Security Instruments.

         "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA.

         "Non-Recourse Debt" means Debt of a Subsidiary:

         (1) as to which neither the Borrower nor any Restricted Subsidiary (a) provides credit support of any kind (including any guarantee, undertaking, agreement or instrument that would constitute Debt), (b) is directly or indirectly liable as a guarantor or otherwise or (c) is the lender;

         (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of Debt of the Borrower or any Restricted Subsidiary to declare a default on such Material Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

         (3) as to which the lenders of such Non-Recourse Debt have acknowledged or been notified in writing that they will not have any recourse to the Borrower, any Restricted Subsidiary or any assets of any of them.

         "Notes" means the promissory notes of the Borrower described in Section 2.02(c) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

         "Participant" has the meaning set forth in Section 12.04(c)(i).

         "Patriot Act" has the meaning set forth in Section 12.17.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

         "PUC" means the Texas Public Utility Commission.

         "Qualified Cash" means, as of any date of determination, the amount of unrestricted Cash and Cash Equivalents of the Borrower and its Consolidated Subsidiaries but excluding any letters of credit or cash securing any letters of credit.

         "Rating Agencies" has the meaning assigned such term in Section 12.16.

         "Redemption" means with respect to any Debt, the repurchase, redemption, prepayment, repayment or defeasance (or the segregation of funds with respect to any of the foregoing) of such Debt. "Redeem" has the correlative meaning thereto.

         "Register" has the meaning assigned such term in Section 12.04(b)(iv).

         "Regulation D" means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

         "Related Party Debt" means Debt of the Borrower owed to certain Related Parties that in the aggregate does not exceed $650,000.

         "Remedial Work" has the meaning assigned such term in Section 8.10(a).

         "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower.

         "Restricted Subsidiaries" mean all Subsidiaries of Borrower that are not Unrestricted Subsidiaries.

         "SEC" means the Securities and Exchange Commission or any successor Governmental Authority.

         "Securitization" has the meaning assigned such term in Section 12.16.

         "Securitization Parties" has the meaning assigned such term in Section 12.16.

         "Security Instruments" means Guaranty Agreements, if any, security agreements and other agreements, instruments or certificates described or referred to in Exhibit F-1, and any and all other agreements, instruments or certificates now or hereafter executed and delivered by the Borrower or any other Person in connection with, or as security for the payment or performance of the Indebtedness, the Notes, this Agreement, as such agreements may be amended, modified, supplemented or restated from time to time.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

         "Solvent" means, with respect to any Person, that (i) the aggregate fair market value of its assets exceeds its liabilities, (ii) it has sufficient cash flow to enable it to pay its debts as they mature, and (iii) it does not have unreasonably small capital to conduct its business.

         "Spectrum" means Spectrum Risk Management L.P., a Texas limited partnership, or any other Person retained by Borrower, reasonably acceptable to Administrative Agent to advise Borrower or Risk Management and Borrower's compliance with its policies.

         "Subsidiary" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

         "Synthetic Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Termination Date" means the earlier of the Maturity Date and the date of termination of the Commitments.

         "Total Debt" means, at any date, all Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis.

         "Transactions" means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof, and the grant of Liens by the Borrower on Mortgaged Properties pursuant to the Security Instruments and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Indebtedness and the other obligations under the Guaranty Agreement by such Guarantor and such Guarantor's grant of the security interests and provision of collateral thereunder, and the grant of Liens by such Guarantor on Mortgaged Properties pursuant to the Security Instruments.

         "TTM EBITDA" means, as of any date of determination and with respect to a Person, the EBITDA of such Person and its Consolidated Subsidiaries for the 12 month period most recently ended.

         "TTM Interest Expense" means, as of any date of determination and with respect to Borrower, the Consolidated Interest Expense of Borrower for the 12 month period most recently ended.

         "TXU" means collectively, TXU Portfolio Management Company LP, a Texas limited partnership ("TXUPM") and TXU Energy Trading Company LP, a Texas limited partnership ("TXUET").

         "TXU Agreement" means collectively, the Energy Marketing Support Agreement (the "EMSA") dated as of April 8, 2003 by and between TXUPM and Borrower ("Support Agreement") the Master Power Purchase and Sale Agreement or other Power Purchase Agreements between TXU or any of their Affiliates and Borrower together with any confirmations executed in connection therewith.

         "TXU Liens" means the Liens granted to TXU pursuant to the EMSA.

         "Unrestricted Subsidiary" means (i) any Subsidiary that has been designated as an Unrestricted Subsidiary by the Borrower in accordance with
Section 9.22, and (ii) each subsidiary of such Unrestricted Subsidiary.

         "Warrant Agreement" means the Warrant Agreement from Borrower in favor of Lender in the form attached hereto as Exhibit C, as the same may be amended, modified or supplemented from time to time.

         "Wholly-Owned Subsidiary" means any Subsidiary of which all of the outstanding Equity Interests (other than any directors' qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or by the Borrower and one or more of the Wholly-Owned Subsidiaries.

     Section 1.03 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

     Section 1.04 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which Borrower's independent certified public accountants concur and that are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

                                   ARTICLE II
                                   The Credits

     Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Cash Loans exceeding such Lender's Commitment or (b) the total Cash Loans exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.

     Section 2.02 Loans and Borrowings.

     (a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Minimum Amounts; Limitation on Number of Borrowings. At the time that each Loan is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that a Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments

     (c) Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement, or (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Lender's Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.05, Section 12.04(b) or otherwise), the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed. In the event that the principal amount of the Loans outstanding at any time are greater than the total Maximum Credit Amount Borrower shall from time to time deliver or cause to be delivered on any such date a new Note payable to the order of each Lender in a principal amount equal to the sum of (i) its Maximum Credit Amount plus (ii) the Applicable Percentage of the amount by which the Loans exceed the Maximum Credit Amount at such time, and otherwise duly completed. The date and amount of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

     Section 2.03 Requests for Borrowings To request a Borrowing, the Borrower shall notify the Administrative Agent of such request in writing, not later than 12:00 noon, New York City time, three Business Day before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall be in substantially the form of Exhibit B and signed by the Borrower. Each Borrowing Request shall specify the following information in compliance with
Section 2.02:

     (i) the aggregate amount of the requested Borrowing;

     (ii) the date of such Borrowing, which shall be a Business Day;

     (iii) the current total Loans (without regard to the requested Borrowing) and the pro forma total Loans (giving effect to the requested Borrowing); and

     (iv) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Cash Loans to exceed the total Commitments.

Promptly following receipt of a Borrowing Request in accordance with this
Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     Section 2.04 Funding of Borrowings.

     (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative

Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with JPMorganChase Bank in Houston, Texas and designated by the Borrower in the applicable Borrowing Request. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

     (b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with
Section 2.04(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative
Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to such Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section  2.05  Termination,  and  Reduction  of  Aggregate  Maximum  Credit
Amounts.

     (a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.

     (b) Optional Termination and Reduction of Aggregate Credit Amounts.

     (i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.03, the total Loans would exceed the total Commitments.

     (ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section
2.05(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.05(b)(ii) shall be irrevocable. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Lenders in accordance with each Lender's Applicable Percentage.

                                  ARTICLE III
              Payments of Principal and Interest; Prepayments; Fees

     Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

     Section 3.02 Interest.

     (a) Loans. The Loans for each Borrowing shall bear interest at the Applicable Rate, but in no event to exceed the Highest Lawful Rate.

     (b) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on the last day of each calendar month and on the Termination Date; provided that in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

     (c) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (d) Post-Default and Borrowing Base Deficiency Rate. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, or if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, then all Loans outstanding, in the case of an Event of Default, and such overdue amount, in the case of a failure to pay amounts when due, shall bear interest, after as well as before judgment, at a rate per annum equal to four percent (4%) plus the Applicable Rate, but in no event to exceed the Highest Lawful Rate.

     Section 3.03 Prepayments.

     (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.03(c).

     (b) Mandatory Prepayments. If any time Borrower or its Subsidiaries, on a consolidated basis, have Cash or Cash Equivalents in excess of $1,200,000, Borrower will make prepayment on the Loans then outstanding in an amount equal to the amount of such Cash and Cash Equivalents being held by Borrower and its Subsidiaries on the fifteenth and/or the last day of any month during the term of this Agreement, on a consolidated basis, in excess of $1,200,000 within one
(1) Business Day of such occurrence. Notwithstanding the preceding, in the event that the Administrative Agent or the Lenders reasonably believe that it is necessary to protect their interests in the Collateral, they may notify Borrower that such mandatory prepayments be made on a daily basis.

     (c) Notice and Terms of Optional Prepayment. Each prepayment permitted or required hereunder shall require not less than three (3) Business Day's prior notice to the Administrative Agent (except with respect to mandatory repayments which shall only require one (1) Business Day's prior notice) and the Lenders, which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment. Each such notice shall be irrevocable and effective only upon receipt by the Administrative Agent and the Lenders. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

     (d) No Premium or Penalty. Prepayments permitted under this Section 3.03 shall be without premium or penalty.

     Section 3.04 Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the average daily amount of the unused amount of the Commitment of such Lender during the period from and including the date of this Agreement to but excluding the Termination Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     Section 3.05 Anniversary Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, an annual fee in the amount of the product of one percent (1%) multiplied by the Commitment payable on the first anniversary of the execution date of this Agreement and on each anniversary date thereafter during the term of this Agreement ("Anniversary Fee"). In the event the Termination Date does not coincide with an anniversary date, Borrower shall pay the pro-rated portion of the Anniversary Fee, based on the number of days elapsed since the last anniversary date, on the Termination Date.

     Section 3.06 Arranger Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a fee in the amount of the product of two percent (2%) multiplied by the Commitment payable on the Effective Date.

                                   ARTICLE IV
               Payments; Pro Rata Treatment; Sharing of Set-offs.

     Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

     (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 5.01, Section 5.02 or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall not be refundable under any circumstances. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except that payments pursuant to Section 5.01, Section 5.02 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

     (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

     (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

     Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative

Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the
Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                   ARTICLE V
                             Increased Costs; Taxes

     Section 5.01 Increased Costs.

     (a) Capital Requirements. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

     (b) Certificates. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in the immediately preceding subsection (a) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     (c) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender's right to demand such compensation.

     Section 5.02 Taxes.

     (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.02(a)), the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) Payment of Other Taxes by the Borrower. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefore, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.02) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent or a Lender as to the amount of such payment or liability under this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error.

     (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     Section 5.03 Mitigation Obligations; Replacement of Lenders. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.02, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.02, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                                   ARTICLE VI
                              Conditions Precedent

     Section 6.01 Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

     (a) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

     (b) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Restricted Subsidiary setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower or such Restricted Subsidiary to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Subsidiary (y) who are authorized to sign the Loan Documents to which the Borrower or such Subsidiary is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and
(iv) the articles or certificate of incorporation and bylaws of the Borrower and such Restricted Subsidiary, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

     (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Restricted Subsidiary.

     (d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D, duly and properly executed by a Responsible Officer and dated as of the date of Effective Date.

     (e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

     (f) The Administrative Agent shall have received duly executed Notes payable to the order of each Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

     (g) The Borrower shall have delivered to the Administrative Agent a Borrowing Request.

     (h) The Administrative Agent shall have received from each party thereto duly executed counterparts of the Warrant by the Borrower in favor of the Lender as of the date of this Agreement.

     (i) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments described on Exhibit F-1. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

     (i) be reasonably satisfied that the Security Instruments create senior subordinated perfected Liens (subordinate only to the Liens related to the TXU Liens and if any of the Excepted Liens are senior, such Excepted Liens) on the Collateral; such Liens being subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition; and

     (ii) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of each of the Restricted Subsidiaries.

     (j) The Administrative Agent shall have received an opinion of Porter & Hedges, L.L.P., special counsel to the Borrower, substantially in the form of Exhibit E hereto.

     (k) The Administrative Agent shall have received a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.13.

     (l) The Administrative Agent shall be reasonably satisfied with the environmental condition of the Properties of the Borrower and its Subsidiaries.

     (m) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03.

     (n) The Administrative Agent shall have received (i) the financial statements referred to in Section 7.04(a), and (ii) copies of all material contracts or agreements, including, the Material Agreements.

     (o) The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties of the Borrower and the Restricted Subsidiaries, other than the TXU Liens, and the Excepted Liens and the results of searches for any tax Lien and judgment Lien filed against Borrower or any Restricted Subsidiary or its Property, which results, except as otherwise agreed to in writing by the Administrative Agent, shall not show any such Liens.

     (p) The Administrative Agent shall be satisfied with Borrower's current hedging policies.

     (q) The Administrative Agent shall be satisfied that there has been no Material Adverse Effect to the Borrower and its Restricted Subsidiaries since December 31, 2003 on a consolidated basis.

     (r) A certificate of the Financial Officer of the Borrower certifying as to the Solvency of Borrower and each Restricted Subsidiary.

     (s) The Administrative Agent shall have completed their business and legal due diligence with respect to the Borrower and each Restricted Subsidiary and the results thereof shall be acceptable to the Administrative Agent in its sole and absolute discretion.

     (t) Since February 10, 2004, there shall not have been any disruption or adverse change in the financial or capital markets.

     (u) The Administrative Agent shall have received payoff letters with respect to the Catalyst Debt.

     (v) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

         The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 2:00 p.m., New York City time, on August 1, 2004 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding), is subject to the satisfaction of the following conditions:

     (a) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

     (b) At the time of and immediately after giving effect to such Borrowing no Material Adverse Effect shall have occurred.

     (c) The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Borrowing except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing, such representations and warranties shall continue to be true and correct as of such specified earlier date.

     (d) The making of such Loan would not conflict with, or cause any Lender or the Issuing Bank to violate or exceed, any applicable Governmental Requirement, and no Change in Law shall have occurred, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

     (e) The Administrative Agent and the Lenders will be satisfied with Borrower's current market exposure with respect to electricity purchase and sale commitments in their sole unfettered discretion as of the date of such Borrowing Request.

     (f) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03.

         Each request for a Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a) through (d).

                                  ARTICLE VII
                         Representations and Warranties

         The Borrower represents and warrants to the Lenders that:

     Section 7.01 Organization; Powers. Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     Section 7.02 Authority; Enforceability. The Transactions are within the Borrower's and each Subsidiaries' corporate or company powers and have been duly authorized by all necessary corporate or company and, if required, stockholder or member action (including, without limitation, any action required to be taken by any class of directors of the Borrower, whether interested or disinterested, in order to ensure the due authorization of the Transactions). Each Loan Document to which the Borrower and each Subsidiary is a party has been duly executed and delivered by the Borrower and such Subsidiary and constitutes a legal, valid and binding obligation of the Borrower and such Subsidiary, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than the recording and filing of the Security Instruments as required by this Agreement,
(b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Subsidiary, (d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary (other than the Liens created by the Loan Documents) and (e) do not and will not result in any default, non-compliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its Properties.

     Section 7.04 Financial Condition; No Material Adverse Change.

     (a) The Borrower has heretofore furnished to the Administrative Agent and each Lender its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2003, reported on by Hein & Associates L.L.P., independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2004, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

     (b) Since December 31, 2003, (i) there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (ii) the business of the Borrower and its Subsidiaries has been conducted only in the ordinary course consistent with past business practices.

     (c) Neither the Borrower nor any Consolidated Subsidiary has on the date hereof any material Debt (including Disqualified Capital Stock) or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements.

     (d) The Borrower has heretofore furnished to the Administrative Agent and each Lender (i) projected consolidated monthly income statements, together with selected consolidated balance sheet data and cash flow data, with respect to the Borrower and its Subsidiaries for the period from April 1, 2004, through March 30, 2005, and (ii) projected consolidated annual income statements, together with selected balance sheet data and cash flow data, with respect to the Borrower and its Subsidiaries for the fiscal years ending in 2004 through 2006, which projected consolidated financial statements and data shall be updated from time to time pursuant to Section 8.01(m) and shall be prepared using the format used to prepare such projected financial statements and data. Such projections, as so updated, are believed by the Borrower at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Borrower, and have been based on assumptions believed by the Borrower to be reasonable at the time made and upon the best information then reasonably available to the Borrower, and the Borrower is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

     Section 7.05 Litigation.

     (a) Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary including, any such actions, investigations or proceedings before the PUC or that relate to Borrower's or any Subsidiaries' status as a retail electric provider or that involve any Loan Document or the Transactions.

     (b) Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     (c) As of the Effective Date, none of the Borrower nor any Restricted Subsidiary holds any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

     Section 7.06 Environmental Matters. Except as set forth on Schedule 7.06:

     (a) neither any Property of the Borrower or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

     (b) no Property of the Borrower or any Subsidiary nor the operations currently conducted thereon or, to the knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws which could reasonably be expected to have a Material Adverse Effect.

     (c) all notices, permits, licenses, exemptions, approvals or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower and each Subsidiary, including, without limitation, past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Borrower and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.

     (d) all hazardous substances and solid waste, if any, generated at any and all Property of the Borrower or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws.

     (e) neither the Borrower nor any Subsidiary has any known contingent liability or Remedial Work in connection with any release or threatened release of any hazardous substance or solid waste into the environment.

     Section 7.07 Compliance with the Laws and Agreements; Permits; No Defaults.

     (a) Each of the Borrower and each Subsidiary is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses and is in compliance with all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business except where such non-compliance would not reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Borrower nor any Subsidiary is in default nor has any event or circumstance occurred that, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require the Borrower or a Subsidiary to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which the Borrower or any Subsidiary or any of their Properties is bound.

     (c) No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization, approval, entitlement or accreditation that is material to the retail electricity business of Borrower and its Subsidiaries, and there is no claim that any thereof is not in full force and effect. No Loan Party has received any written notices or, to Borrower's knowledge, oral notices, concerning, and there are no existing orders of, proceedings pending before, or other requirements of, any Governmental Authority, including the Public Utility Commission of Texas and the Federal Energy Regulatory Commission and any comparable state or local Governmental Authority, which could reasonably be expected to materially interfere with, limit or otherwise restrict the business of the Borrower and its Subsidiaries (other than such orders and proceedings of general applicability to Persons in the retail electricity sale similarly situated to the Borrower and its Subsidiaries) or which could or will require Borrower and its Subsidiaries to refund or otherwise return any portion of the proceeds received or to be received from the sale of electricity by Borrower and its Subsidiaries except for refunds or returns that are not, individually or in the aggregate, material.

     (d) No Default has occurred and is continuing.

     Section  7.08  Investment   Company  Act.  Neither  the  Borrower  nor  any
Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

     Section 7.09 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     Section 7.10 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No Tax Lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

     Section 7.11 ERISA.

     (a) The Borrower, the Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

     (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

     (c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

     (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums that are not past due) by the Borrower, any Subsidiary or any ERISA Affiliate has been or is expected by the Borrower, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

     (e) Full payment when due has been made of all amounts which the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

     (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

     (g) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

     (h) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any Multiemployer Plan.

     (i) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

     Section 7.12 Disclosure; No Material Misstatements. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent or the Lenders or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and statements furnished to the Administrative Agent by or on behalf of the Borrower or any Subsidiary prior to, or on, the date hereof in connection with the transactions contemplated hereby.

     Section 7.13 Insurance. Schedule 7.13 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance that are owned or held by the Borrower. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all Governmental Requirements and of all agreements to which the Borrower is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrower (notwithstanding the preceding, with respect to workers' compensation insurance, Borrower will carry at a minimum, the statutorily required amount of such insurance); will remain in full force and effect through the respective dates set forth in Schedule 7.13 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement and the Loan Documents. Neither the Borrower nor any Subsidiary has been refused any insurance with respect to its assets or operations, nor has it been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any insurance or with which it has carried insurance during the last three years. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance.

     Section 7.14 Restrictive Agreements. Neither the Borrower nor any of the Restricted Subsidiaries is a party to any material agreement or arrangement (other than the TXU Agreements and JPMorganChase Bank documents), or subject to any order, judgment, writ or decree, that either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents or that prohibits any Restricted Subsidiary from making Restricted Payments to Borrower.

     Section 7.15 Subsidiaries. Except as set forth on Schedule 7.15 the Borrower has no Subsidiaries. All of the issued and outstanding Equity Interests of such Subsidiaries have been validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on Schedule 7.15, all such Equity Interests as owned by the Borrower or one or more of its wholly-owned Subsidiaries, free and clear of all Liens other than the TXU Liens and the Excepted Liens. There are no outstanding debt or equity securities or other outstanding obligations of the Borrower or any of its Subsidiaries convertible and or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Borrower or any of its Subsidiaries of, or other obligations of any Subsidiary to issue, directly or indirectly, any Equity Interest of any Subsidiary of the Borrower.

     Section 7.16 Location of Business and Offices. The Borrower's jurisdiction of organization is Texas; the name of the Borrower as listed in the public records of its jurisdiction of organization is Gexa Corp.; and the organizational identification number of the Borrower in its jurisdiction of organization is 76-0670175 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 8.01(p) in accordance with
Section 12.01). The Borrower's principal place of business and chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(p) and Section 12.01(c)). Each Subsidiary's jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.15 (or as set forth in a notice delivered pursuant to Section 8.01(p)).

     Section 7.17 Properties; Titles, Etc.

     (a) Borrower and each Subsidiary has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except TXU Liens, Excepted Liens and with respect to any Unrestricted Subsidiary, such Liens as such Unrestricted Subsidiary may have on such properties and assets. All such properties and assets constituting personality are in good working order and condition, ordinary wear and tear excepted.

     (b) Part A of Schedule 7.17 sets forth a complete and accurate list, as of the Effective Date, of the location, by state and street address, of all real property owned or leased by Borrower or any Subsidiary. As of the Effective Date, Borrower or a Subsidiary has valid leasehold interests in the Leases described on Part A of Schedule 7.17 to which it is a party. Part A of Schedule
7.17 sets forth with respect to each such lease described on Part A of Schedule 7.17, the commencement date, termination date, renewal options (if any) and annual base rents. Each Lease described on Part A of Schedule 7.17 is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. Except as could not reasonably be expected to have a Material Adverse Effect, to the best knowledge of Borrower, no other party to any Lease described on Part A of Schedule 7.17 is in default of its obligations (or any other party to any such lease) has at any time delivered or received any notice of default which remains uncured under any such lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such lease.

     Section 7.18 Swap Agreements. Schedule 7.18, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(f), sets forth, a true and complete list of all Swap Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

     Section 7.19 Use of Loans. The proceeds of the Loans shall be used to pay off the existing Catalyst Debt and Related Party Debt, provide working capital for normal routine operations of the Borrower and for providing a cash reserve to collateralize letters of credit that Borrower is required to post with TXU. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

     Section 7.20 Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, Borrower is, and the Subsidiaries on a consolidated basis are, Solvent.

     Section 7.21 Casualty Events. Since December 31, 2003, neither the business nor any Properties of the Borrower or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign Governmental Authority, riot, activities or armed forces or acts of God or of any public enemy.

     Section 7.22 Material Agreements. Set forth on Schedule 7.22 hereto is a complete and correct list of all material agreements and other instruments of the Borrower setting forth each counterparty thereto (other than the Loan Documents) relating to the purchase, transmission, marketing, sale (other than retail customer or small business sales contracts) and supply of electricity or other material contract to which Borrower is a party or by which its Properties is bound (collectively "Material Agreements") and copies of such documents have been provided to the Administrative Agent. All such agreements are in full force and effect and Borrower is not in material default thereunder, nor is there any uncured default by any Affiliate predecessor in interest to Borrower or, to Borrower's knowledge, by any predecessor in interest to Borrower (other than an Affiliate predecessor) or counterparty thereto, nor has Borrower altered any material item of such agreements without the prior written consent of Lenders.

     Section 7.23 Reliance. In connection with the negotiation of and the entering into this Agreement, the Borrower acknowledges and represents that none of the Lenders, the Administrative Agent, or any representative of any of the foregoing is acting as a fiduciary or financial or investment advisor for it; it is not relying upon any representations (whether written or oral) of such Persons it has consulted with its own legal, regulatory, tax, business investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by any Lender, the Administrative Agent, or any representative of any of the foregoing; it has not been given by any Lender, the Administrative Agent, or any representative of any of the foregoing (directly or indirectly through any other Person) any advice, counsel, assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Agreement or the transactions contemplated hereby; and it is entering into this Agreement and the other Loan Documents with a full understanding of all of the risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks.

     Section 7.24 Location of Bank Accounts. Schedule 7.24 sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Borrower and each Subsidiary, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

     Section 7.25 Intellectual Property. Except as set forth on Schedule 7.25, Borrower and each Subsidiary owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights that are material to the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto. Set forth on Schedule 7.25 is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights of Borrower and each Subsidiary. To the best knowledge of Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower or any Subsidiary infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened.

     Section 7.26 No Brokers. No Person is entitled to any brokerage fee or finders fee or similar fee or commission in connection with arranging the Loans for which the Administrative Agent or the Lenders would be liable and Borrower shall indemnify and hold Administrative Agent and the Lenders harmless from any such brokerage fee, finders fee or similar fee or commission.

     Section 7.27 Customers and Suppliers. There exists no actual or, to the knowledge of the Borrower, threatened termination, cancellation or limitation of, or adverse modification to or adverse change in, the business relationship between (i) Borrower or any Subsidiary, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with Borrower or any Subsidiary are individually or in the aggregate material to the business or operations of Borrower or any Subsidiary, or (ii) Borrower or any Subsidiary, on the one hand, and any material supplier thereof, on the other hand, except for terminations or cancellations of relationships that are promptly replaced by relationships that are no less favorable to the applicable Person than those being terminated or cancelled.

     Section 7.28 No Bankruptcy Filing. Neither Borrower nor any Subsidiary is contemplating either the filing of a petition by it under any state, federal or foreign bankruptcy or insolvency laws or the liquidation of all or a major portion of such Person's assets or property, and neither Borrower nor any Subsidiary has any knowledge of any Person contemplating the filing of any such petition against it.

     Section 7.29 Schedules. All of the information which is required to be scheduled to this Agreement is set forth on Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

     Section 7.30 PUC and ERCOT Regulations. Borrower and each Restricted Subsidiary are in compliance with applicable ERCOT protocols including those regarding customer registration and scheduling. Borrower is a qualified scheduling entity under the ERCOT protocols. Borrower and each Restricted Subsidiary are in compliance in all material respects with the Customer Service and Protection Regulations including regulations concerning customer switching, billing and payment, disconnection of service, and information provided to customers of Subchapter B of Chapter 25 of the PUC Regulations 16 TAC Section 25 as well as regulations concerning Quality of Service of Subchapter C of Chapter 25 of the PUC Regulations 16 TAC Section 25. Borrower is certified by the PUC as a retail electric provider.

     Section 7.31 Small Business Concerns. Borrower, together with its "affiliates" (as that term is deemed in Title 13, United States Code of Federal Regulations Section 121.401) is a "Small Concern" within the meaning of Section
107.700 of Title 13 of the United States Code of Federal Regulations. Neither Borrower nor any Subsidiary shall use directly or indirectly the proceeds of the Loan for any purpose for which a Small Business Investment Company is prohibited from providing funds by the Small Business Investment Act of 1958 and the regulations thereunder, including Sections 107.720 and 107.730 of Title 13 of the United States Code of Federal Regulations.

                                  ARTICLE VIII
                              Affirmative Covenants

         Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

     Section 8.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and the Lenders:

     (a) Annual Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than 90 days after the end of each fiscal year of the Borrower, its audited consolidated (and if any Unrestricted Subsidiary existed during such year, its unaudited consolidating) balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Hein & Associates or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit or the treatment of any item) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied. Notwithstanding the preceding, in the event that Borrower has Unrestricted Subsidiaries that generate any material revenues or expenses or have any material liabilities or assets, the Administrative Agent will determine at such time the financial statements that will satisfy Borrower's obligations under this Section in its reasonable discretion.

     (b) Quarterly Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated (and if any Unrestricted Subsidiary existed during such quarter, its unaudited consolidating) balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes. Notwithstanding the preceding, in the event that Borrower has Unrestricted Subsidiaries that generate any material revenues or expenses or have any material liabilities or assets, the Administrative Agent will determine at such time the financial statements that will satisfy Borrower's obligations under this Section in its reasonable discretion.

     (c) Certificate of Financial Officer - Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), (i) a certificate of a Financial Officer in substantially the form of Exhibit D hereto
(A) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (B) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01, and (C) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (ii) a copy of the certification signed by the principal executive officer and the principal financial officer of the Borrower (each, a "Certifying Officer") as required by Rule 13A-14 under the Securities Exchange Act of 1934 and a copy of the internal controls disclosure statement by such Certifying Officers as required by Rule 13A-15 under the Securities Exchange Act of 1934 and Final Rules Release No. 33-8238 of the United States Securities and Exchange Commission, each as included in the Borrower's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, for the applicable fiscal period.

     (d) Certificate of Accounting Firm - Defaults. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines).

     (e) Certificate of Financial Officer - Consolidating Information. If, at any time, all of the Subsidiaries of the Borrower are not Consolidated Subsidiaries, then concurrently with any delivery of financial statements under
Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower.

     (f) Certificate of Financial Officer - Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter or fiscal year, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefore, any new credit support agreements relating thereto not listed on Schedule 7.18, any margin required or supplied under any credit support document, and the counterparty to each such agreement. In addition, Borrower shall furnish, within fifteen Business Days following each calendar month, the Administrative Agent and the Lenders with the Borrower's and its Subsidiaries hedge book in a format reasonably acceptable to the Administrative Agent.

     (g) Certificate of Insurer - Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by
Section 8.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies.

     (h) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any such Subsidiary, and a copy of any response by the Borrower or any such Subsidiary, or the Board of Directors of the Borrower or any such Subsidiary, to such letter or report.

     (i) Cash Flow/Daily Supply and Demand Forecast. Promptly after the end of each calendar month, a current liquidity model of the Borrower and its Subsidiaries as of the end of such calendar month and as of the fiscal year to date. Daily, the Daily Supply and Demand Forecast Report for the current day in the form previously provided to the Administrative Agent.

     (j) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be.

     (k) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement or any other material agreement and not otherwise required to be furnished to the Administrative Agent or the Lenders pursuant to any other provision of this
Section 8.01.

     (l) Monthly Statements. As soon as available, and in any event within 45 days after the end of each fiscal month of the Borrower and its Consolidated Subsidiaries, internally prepared consolidated balance sheets, consolidated statements of operations and retained earnings and consolidated statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding fiscal year and ending with the end of such fiscal month, all in reasonable detail and certified by a Financial Officer of the Borrower as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Borrower and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Administrative Agent and the Lenders, subject to normal year-end audit adjustments and the absence of footnotes; provided that such financial statements prepared after the end of the 12th fiscal month of each fiscal year shall be in consolidated and consolidating form and may be delivered within 45 days after the end of such month and be subject to year-end audit adjustments. Such statements shall be accompanied by the "monthly reporting package" prepared by Borrower in the form previously provided to the Administrative Agent together with a summary analysis in memorandum form prepared by a Financial Officer of Borrower as to the results of Borrower's business and analysis of any variances from the budget approved by the Board of Directors of Borrower and provided to Administrative Agent with explanation therefor during the previous month.

     (m) Financial Projections. On or before December 1 of each year, financial projections, supplementing and superceding the financial projections for the period referred to in Section 7.04(d)(i), prepared on a monthly basis in the form contemplated by Section 7.04(d)(i) and otherwise reasonably satisfactory to the Administrative Agent, for the immediately succeeding fiscal year for the Borrower and its Restricted Subsidiaries on a consolidated basis and (ii) on or before the last day of each fiscal quarter, financial projections, supplementing and superceding the financial projections for the period referred to in Section 7.04(d)(ii), in the form contemplated by Section 7.04(d)(ii) and otherwise reasonably satisfactory to the Administrative Agent, for each remaining quarterly period in such fiscal year, all such financial projections to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Borrower to be reasonable at the time made and from the best information then available to the Borrower.

     (n) Other Reports. (i) as soon as available and in any event within 45 days after the end of each fiscal month of the Borrower and its Subsidiaries, reports in form and detail satisfactory to the Administrative Agent and certified by a Financial Officer of the Borrower as being accurate of the listing of each account receivable in excess of $5,000 and a summary listing of all accounts receivable of the Borrower and its Subsidiaries as of such day, which shall include the amount of each such account receivable or category of account receivable, showing separately, with respect to accounts receivable that consist of trade and electricity sales receivables only, those which are more than 30, 60 and 90 days old and a description of all Liens, set-offs, defenses and counterclaims with respect thereto, together with a reconciliation of such schedule with the schedule delivered to the Administrative Agent pursuant to this clause (n) for the immediately preceding fiscal month, and such other information as the Administrative Agent may reasonably request, (ii) as soon as available and in any event within 45 days after the end of each fiscal month of the Borrower and its Subsidiaries, reports in form and detail satisfactory to the Administrative Agent and certified by a Financial Officer of the Borrower as being accurate and complete a listing of all accounts payable of the Borrower and its Subsidiaries as of each such day which shall include the amount and, with respect to trade payables only, age of each account payable, and such other information as the Administrative Agent may reasonably request, (iii) within 45 days after the end of each fiscal month, a certificate of a Financial Officer of Borrower certifying that all insurance premiums payable during such month with respect to insurance required to be maintained by the Borrower and the Subsidiaries hereunder were timely paid, identifying the insurance company that was paid, the amount that was owed and the amount that was paid, (iv) as soon as available and in any event within 45 days after the end of each fiscal month of the Borrower and its Subsidiaries, reports in form and substance satisfactory to the Administrative Agent describing the amounts that have been paid from and added to the Cash Collateral Account during such month, (v) as soon as available and in any event within 45 days after the end of each fiscal month of the Borrower and its Subsidiaries, reports that include a calculation of the Borrower's and each Subsidiaries' cash disbursements and cash receipts during such month.

     (o) Notice of Litigation/Casualty Events. Prompt written notice, and in any event within three Business Days, of the delivery of any demand, letter, or the filing of any lawsuit or arbitration proceeding with an expected potential liability in excess of $100,000, or the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a demand notice, lawsuit, arbitration proceeding, or Casualty Event.

     (p) Information Regarding Borrower and Guarantors. Prompt written notice (and in any event within ten (10) days prior thereto) of any change (i) in the Borrower or any Restricted Subsidiary's corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Borrower or any Restricted Subsidiary's chief executive office or principal place of business, (iii) in the Borrower or any Restricted Subsidiary's identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in the Borrower or any Restricted Subsidiary's jurisdiction of organization or such Person's organizational identification number in such jurisdiction of organization, and (v) in the Borrower or any Restricted Subsidiary's federal taxpayer identification number.

     (q) Notices of Certain Changes. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation, certificate of formation, by-laws, limited liability company agreement, any preferred stock designation or any other organic document of the Borrower or any Restricted Subsidiary.

     (r) Other Requested Information. Promptly following any request therefore, such other information regarding (i) the operations, business affairs and financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or (ii) compliance with the terms of this Agreement or any other Loan Document, in each case, as the Administrative Agent or the Lenders may reasonably request.

     (s) TXU Reports. Promptly after the end of each calendar month all monthly reports or notices that Borrower or any Subsidiary is required to provide to TXU for the prior month together with any notices or significant communication that Borrower or any Subsidiary has received from TXU.

     (t) Spectrum  Report.  Borrower shall cause Spectrum to deliver the monthly
report   prepared  by  Spectrum  for  Borrower  to  the   Administrative   Agent
contemporaneously with Spectrum's delivery of such report to Borrower.

     Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of the following:

     (a) the occurrence of any Default or the occurrence of any event that with notice or lapse of time, or both, would constitute and Event of Default;

     (b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof not previously disclosed in writing to the Administrative Agent or the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration previously disclosed to the Administrative Agent that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

     (c) the filing or commencement of any action, suite, proceeding, or arbitration by or on behalf of the Borrower or any of its Affiliates claiming or asserting damages in favor of the Borrower of its Affiliates valued in excess of $100,000;

     (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $100,000;

     (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Properties are located or the ownership of its Properties requires such qualification; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.12.

     Section 8.04 Payment of Obligations. The Borrower will, and will cause each Subsidiary to, pay its obligations (including Tax liabilities of the Borrower and all of its Subsidiaries and any agreement material to the business or operations of the Borrower or its Affiliates) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any Property of the Borrower or any Subsidiary.

     Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Notes according to the reading, tenor and effect thereof, and the Borrower will, and will cause each Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement or the Senior Credit Facility, at the time or times and in the manner specified.

     Section 8.06 Operation and Maintenance of Properties. The Borrower, at its own expense, will, and will cause each Subsidiary to use reasonable and customary efforts to maintain and preserve, and cause each of its Subsidiaries use reasonable and customary efforts to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good repair and condition including any equipment, machines or facilities, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the material provisions of all material leases to which it is a party as lessee or under which it occupies property.

     Section 8.07 Insurance. The Borrower will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance (including comprehensive general liability and hazard) in such amounts and against such risks as is required by an Governmental Authority having jurisdiction with respect thereto and as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations but in any event it will maintain at a minimum the types of insurance and in such amounts as reflected on Schedule 7.13 or as may be reasonably satisfactory to the Administrative Agent. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as "additional insureds" and provide that the insurer will endeavor to give at least 30 days prior notice of any cancellation to the Administrative Agent.

     Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent or the Lenders, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     Section 8.09 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property.

     Section 8.10 Environmental Matters.

     (a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary's Properties and operations to comply, in all material respects with all applicable Environmental Laws; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, hazardous substance, or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties or any other Property to the extent caused by the Borrower's or any of its Subsidiaries' operations except in compliance with applicable Environmental Laws; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower's or its Subsidiaries' Properties; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "Remedial Work") in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any hazardous substance or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Borrower's and its Subsidiaries' obligations under this Section 8.10(a) are timely and fully satisfied.

     (b) The Borrower will promptly, but in no event later than five days of the occurrence of a triggering event, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against the Borrower or its Subsidiaries or their Properties of which the Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $200,000, not fully covered by insurance, subject to normal deductibles.

     Section 8.11 Further Assurances.

     (a) The Borrower at its expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith.

     (b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law.

     Section 8.12 Fiscal Year. Cause the fiscal year of the Borrower and its Subsidiaries to end on December 31 of each calendar year unless the Administrative Agent consents to a change in such fiscal year (and appropriate related changes to this Agreement).

     Section 8.13 Additional Guarantors.

     (a) The Borrower shall promptly cause each Restricted Subsidiary to guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Restricted Subsidiary to, (i) execute and deliver a supplement to the Guaranty Agreement,
(ii)  pledge  all  of  the  Equity  Interests  of  such  Restricted   Subsidiary
(including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Restricted Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

     (b) The Borrower will at all times cause the material tangible and intangible assets of the Borrower and each Restricted Subsidiary to be subject to a Lien of the Security Instruments.

     Section 8.14 ERISA Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

     Section 8.15 Board Resolutions. Borrower and its Subsidiaries will at all times comply with the Board Resolutions.

     Section 8.16 Congestion Charges. Neither Borrower nor its Subsidiaries will conduct their day to day business operations such that they may become liable for any fines charges or other penalties associated with ERCOT or PUC line congestion regulations.

     Section 8.17 Key Personnel.  Each of Neil Leibman,  Rod Danielson and James
A. Burke (collectively "Key Personnel") will remain full time employees of Borrower or Borrower shall find replacements for such Key Personnel with similar experience of the Key Personnel being replaced. Borrower will maintain so long as any amount remains outstanding under this Agreement Key Man Life Insurance of at least $3,000,000 in a form acceptable to Administrative Agent on Neil Leibman with reputable insurance companies. Borrower will collaterally assign such policies to Administrative Agent and have Administrative Agent named as the loss payee thereunder. Borrower shall have a period of 120 days after the Effective Date to cause the preceding to occur. The Key Personnel shall not and shall cause each Key Personnel's Affiliates to not directly or indirectly participate in the ownership, management, operation or control of, or be connected as an officer, management employee, partner, director or contractor providing management or consulting services with, or have any financial interest in or aid or assist anyone in the conduct of, any business in the State of Texas that either conducts a retail electricity business or provides or sells a service or product that is the same, substantially similar to or otherwise competitive with the products and services provided or sold by Borrower and its Subsidiaries.

     Section 8.18 Material Agreement. The Borrower will keep in full force and effect the Consulting Agreement and the TXU Agreements and will ensure that no defaults occur and continue thereunder and will enforce the terms of each such contract in accordance with their written terms.

     Section 8.19 Board of Directors. Borrower shall provide to Administrative Agent the same information as all other members of the Board of Directors of Borrower have been provided. The designee of Administrative Agent shall be provided prior notice of all meetings of the Board of Directors of Borrower (and committees thereof), in accordance with the Company's bylaws whether held in person, telephonically, or otherwise, and such designee may attend any such meetings it elects to attend and will receive copies of all communications pertaining to the Board of Directors of Borrower and any committees.

     Section 8.20 Fidelity Bonding. Borrower shall maintain officer fidelity bonding in the amount of at least $500,000.00 with reputable insurers, however, such amount shall be subject to reasonable change based on review of the cost of such premiums.

                                   ARTICLE IX
                               Negative Covenants

         Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full, the Borrower covenants and agrees with the Lenders that it shall not:

     Section 9.01 Financial Covenants.

     (a) Leverage Ratio. Permit the ratio of Debt (excluding Debt under the TXU Agreements) of the Borrower and its Consolidated Subsidiaries as of the last day of each fiscal quarter set forth below to TTM EBITDA of the Borrower and its Consolidated Subsidiaries as of the last day of such fiscal quarter to be greater than the applicable ratio set forth below:

         Fiscal Quarter End                                   Leverage Ratio
         Effective Date through June 30, 2004                 1.9 to 1.0
         July 1, 2004 and thereafter                          1.5 to 1.0

     (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries as of the last day of each fiscal quarter to be less than the applicable ratio set forth below:

   Fiscal Quarter End                           Fixed Charge Coverage Ratio:
   Effective Date through September 30, 2004    1.5 to 1.0
   October 1, 2004 and thereafter               1.3 to 1.0

     (c) Interest Coverage Ratio. Permit the ratio of TTM EBITDA of the Borrower and its Consolidated Subsidiaries as of the last day of each fiscal quarter set forth below to TTM Interest Expense of the Borrower and its Consolidated
Subsidiaries as of the last day of such fiscal quarter to be lower than the applicable ratio set forth below:

         Fiscal Quarter End                          Interest Coverage Ratio
         Effective Date through December 31, 2004    6.0 to 1.0
         January 1, 2005 and thereafter              4.7 to 1.0

(d) Consolidated EBITDA. Permit TTM EBITDA of the Borrower and its Consolidated Subsidiaries at the end of each fiscal quarter to be less than the applicable amount set forth below:

         Fiscal Quarter End                          Consolidated EBITDA
         June 30, 2004                               $8,000,000
         September 30, 2004                          $9,700,000
         October 1, 2004                            $11,000,000
         through June 30, 2005
         July 1, 2005 and thereafter                $12,000,000

     (e) Current Ratio. Permit, the ratio of consolidated current assets (which shall include an amount equal to Availability but shall exclude an amount equal to any increase (but not decrease) resulting from the application of FASB 133 from and after December 31, 2002) to consolidated current liabilities (excluding
(i) all Debt and accrued interest expense otherwise included as current liabilities and (ii) an amount equal to any increase (but not decrease) in current liabilities resulting from the application of FASB 133 from and after December 31, 2002) of the Borrower and its Consolidated Subsidiaries to be less than 1.0 to 1.0 at the end of any fiscal quarter of the Borrower.

     (f) General and Administrative Costs. Permit the amount of General and Administrative Costs of the Borrower and its Consolidated Subsidiaries for any fiscal quarter to exceed 6% of the sales of Borrower and its Consolidated Subsidiaries for such quarter.

     Section 9.02 Debt. The Borrower will not, and will not permit any Restricted Subsidiary to, incur, create, assume or suffer to exist any Debt, except:

     (a) the Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents.

     (b) Debt of the Borrower and its Restricted Subsidiaries existing on the date hereof that is reflected in the Financial Statements.

     (c) Debt arising under the TXU Agreements.

     (d) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business that are not greater than thirty
(30) days past the date of invoice or delinquent or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.

     Section 9.03 Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

     (a) Liens securing the payment of any Indebtedness.

     (b) Excepted Liens.

     (c) TXU Liens.

     (d) Liens granted in favor of JPMorganChase Bank associated with cash collateral supporting certain letters of credit of the Borrower.

     Section 9.04 Restricted Payments.

     (a) Restricted Payments. (i) Declare or pay any Restricted Payment, direct or indirect, on account of any Equity Interests of the Borrower, now or hereafter outstanding, (ii) make any Restricted Payment of any Equity Interests of the Borrower, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any Equity Interests of Borrower or any Subsidiary, now or hereafter outstanding other than the Equity Interests from employees of Borrower provided such purchase does not exceed $100,000 in any single transaction and such transactions do not exceed $200,000 in the aggregate, or (iv) other than payments under employment agreements entered into in the ordinary course of business, pay any management fees or any other fees or expenses (including the reimbursement thereof by Borrower or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any Affiliates of the Borrower (excluding any Subsidiaries of the Borrower) other than payments to Gexa/Ciro for billing services; provided such payments are made in connection with arms-length transactions entered into in the ordinary course of business and are on terms no less favorable to Borrower or any Subsidiary than Borrower could receive from other third party providers; provided, however, (A) any Subsidiary of the Borrower may pay dividends to the Borrower, (B) the Borrower may pay dividends in the form of common stock, provided that no such payment shall be made if an Event of Default shall have occurred and be continuing or would result from the making of any such payment,
(C) the exercise price of any options, interests or other rights to purchase common stock of the Borrower may be paid in common stock of the Borrower and (D) any Subsidiary may make any payment or transfer any of its property to Borrower upon 15 days prior written notice to the Administrative Agent and subject to Liens in favor of the Administrative Agent, if any.

     Section 9.05 Investments, Loans and Advances. The Borrower will not, and will not permit any Restricted Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

     (a) Investments reflected in the Financial Statements or that are disclosed to the Administrative Agent in Schedule 9.05. (b) Purchases of electricity for resale.

     (c) Accounts receivable arising in the ordinary course of business.

     (d) Direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

     (e) Commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's.

     (f) Deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively.

     (g) Deposits in money market funds investing exclusively in Investments described in Section 9.05(d), Section 9.05(e) or Section 9.05(f).

     (h) Deposits securing Letters of Credit issued by JPMorgan Chase Bank in favor of TXU.

     (i)  Investments in  Unrestricted  Subsidiaries  in an amount not to exceed
$10,000 per Unrestricted Subsidiary and $20,000 in the aggregate for all Unrestricted Subsidiaries.

     Section 9.06 Nature of Business. Neither the Borrower nor any Restricted Subsidiary will allow any material change to be made in the character of its business of procuring and marketing electricity to be provided primarily to residential and small commercial users in the State of Texas. From and after the date hereof, the Borrower and its Restricted Subsidiaries will not change the nature of its business or expand its operations outside of the state of Texas or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, an expansion of its business outside of the state of Texas without the approval of Lenders.

     Section 9.07 Limitation on Leases. Neither the Borrower nor any Restricted Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $2,500,000 in any period of twelve consecutive calendar months during the life of such leases.

     Section 9.08 Sale and Leasebacks. The Borrower will not enter into any arrangement, directly or indirectly, with any Person whereby the Borrower shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby the Borrower shall then or thereafter rent or lease such Property or any part thereof or other Property that the Borrower intends to use for substantially the same purpose or purposes as the Property sold or transferred.

     Section 9.09 Proceeds of Notes. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by Section
7.19. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate
Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

     Section 9.10 ERISA Compliance. The Borrower and the Subsidiaries will not at any time:

     (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code.

     (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Borrower, a Subsidiary or any ERISA Affiliate to the PBGC.

     (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto.

     (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan.

     (e) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower, a Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

     (f) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan.

     (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or a Subsidiary or with respect to any ERISA Affiliate of the Borrower or a Subsidiary if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, 1. any Multiemployer Plan, or 2. any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities.

     (h) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

     (i) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability.

     (j) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, a Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

     Section 9.11 Sale or Discount of Receivables. Except for the settlement of billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, neither the Borrower nor any Restricted Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

     Section 9.12 Mergers, Etc. Neither the Borrower nor any Restricted Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (any such transaction, a "consolidation"); provided that any Restricted Subsidiary may participate in a consolidation with the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or any other Subsidiary, provided one of such Subsidiaries is a Wholly-Owned Subsidiary, and the surviving Person shall be a Wholly-Owned Subsidiary

     Section 9.13 Sale of Properties. The Borrower will not, and will not permit any Restricted Subsidiary to, sell, assign, convey or otherwise transfer any Property (including any Equity Interest in any Restricted Subsidiary) except for
(a) the sale of electricity in the ordinary course of business; (b) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Restricted Subsidiary or is replaced by equipment of at least comparable value and use; and (c) the sale or transfer any Property that, in the aggregate during any calendar year, has a fair market value of less than $100,000.

     Section 9.14 Environmental Matters. The Borrower will not, and will not permit any Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

     Section 9.15 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate or employee, advisor, consultant, director, officer or shareholder of Borrower or any Subsidiary (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are in the ordinary course of business and necessary or desirable for the prudent operation of the business of Borrower and its Subsidiaries and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

     Section 9.16 Material Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any contract or agreement that involves an individual commitment from such Person of more than $150,000 in the aggregate in any twelve month period other than (i) confirmations under the TXU Power Purchase Agreement and (ii) Swap Agreements permitted under this Agreement. Neither Borrower nor any Restricted Subsidiary will waive or fail to enforce the provisions of any Material Agreement, employment agreement or non-compete agreement to which it or any Subsidiary is a party without the prior written consent of the Administrative Agent and the Lenders.

     Section 9.17 Capital Expenditures. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make any Capital Expenditures in the aggregate in an amount greater than the capital budget approved by the Administrative Agent with respect to the applicable Capital Expenditure for the applicable year unless otherwise approved by the Administrative Agent such approval not to be unreasonably withheld. In the event that Administrative Agent has not approved the capital budget for a particular year, Borrower shall be permitted to make Capital Expenditures for items in amounts that are no greater than the previously approved capital budget with respect to such items.

     Section 9.18 Subsidiaries. The Borrower will not, and will not permit any Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.13(a). The Borrower shall not, and shall not permit any Restricted Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Restricted Subsidiary. Neither the Borrower nor any Restricted Subsidiary shall have any Subsidiaries that are organized under the laws other than the United States of America or any state thereof or the District of Columbia.

     Section 9.19 Negative Pledge Agreements; Dividend Restrictions. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement, the Security Instruments, or the Senior Credit Facility) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Restricted Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith.

     Section 9.20 Swap Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into any Swap Agreements with any Person other than Swap Agreements entered into in the ordinary course of business in respect of electricity (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) are not more than, as of the date such Swap Agreement is executed, 104% of the reasonably anticipated projected electricity volume that Borrower will sell during each month during the period which such Swap Agreement is in effect (ie. cover its then current market exposure). In no event shall any Swap Agreement entered into by Borrower or any Subsidiary contain any requirement, agreement or covenant for the Borrower or any Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement (other than the TXU Agreements) or to cover market exposures or be speculative in nature.

     Section 9.21 Certain Activities. The Borrower shall not, and shall not permit any Subsidiary to, without the written consent of each Lender, (a) take any action not in the ordinary course of the business of the Borrower (unless such action could not reasonably be expected to have a Material Adverse Effect),
(b) file or settle any litigation or arbitral proceedings, or release claim, for amount in excess of $100,000 in the aggregate, (c) either singly or jointly, directly or indirectly, commence, join any other Person in commencing, or authorize a trustee or other Person acting on its behalf or on behalf of others to commence, any voluntary bankruptcy, reorganization, arrangement, insolvency, liquidation, or receivership under the laws of the United States or any state thereof, or (d) make a general assignment for the benefit of its creditors.

     Section 9.22 Designation of Unrestricted Subsidiary. The Subsidiaries listed on Schedule 9.22 are Unrestricted Subsidiaries. The Borrower will not designate any additional Subsidiary an Unrestricted Subsidiary without first obtaining the prior written consent of the Lenders in their sole and unfettered discretion. In electing to grant such consent the Lenders may consider the following factors but are not limited to making any determination based on such factors:

     (i) whether such Subsidiary or any of its subsidiaries has any Debt except Non-Recourse Debt;

     (ii) whether such Subsidiary or any of its subsidiaries is a party to any agreement, arrangement, understanding or other transaction with the Borrower or any Restricted Subsidiary, except those agreements and other transactions entered into in writing in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower and each Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties;

     (iii) at the time of such designation and immediately after giving effect thereto, no Default shall have occurred and be continuing;

     (iv) whether such Subsidiary or any of its subsidiaries owns any Debt or Equity Interest of, or is the beneficiary of any Lien on any property of, the Borrower or any Restricted Subsidiary;

     (v) separateness of such Subsidiary and any of its subsidiaries; and

     (vi) such other matters as the Lenders may determine.

         Prior to such designation, the Borrower will deliver a certificate to the Lenders identifying the names of such Subsidiary and all of its subsidiaries and will provide such information regarding such Subsidiary as Administrative Agent or any Lender may request. Lenders will notify Borrower within 20 Business Days after the delivery of all such information that they or the Administrative Agent may have requested as to whether they will grant their consent to permit such Subsidiary to be an Unrestricted Subsidiary.

                                   ARTICLE X
                           Events of Default; Remedies

     Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

     (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

     (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of one Business Day.

     (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made.

     (d) the Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(k), Section 8.01(p),
Section 8.02, Section 8.03, Section 8.07, Section 8.14 or in ARTICLE IX.

     (e) the Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) a Responsible Officer of the Borrower or such Subsidiary otherwise becoming aware of such default.

     (f) the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable.

     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any Subsidiary to make an offer in respect thereof.

     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered.

     (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

     (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

     (k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000 shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment.

     (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Subsidiary or any of their Affiliates shall so state in writing.

     (m) an ERISA Event shall have occurred that, in the opinion of the Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

     (n) a Change in Control shall occur.

     (o) a Material Adverse Effect shall occur and be continuing.

     (p) any provision of any Subsidiary Guaranty for any reason is not a legal, valid, binding and enforceable obligation of the Subsidiary Guarantor shown as being a party thereto or any Subsidiary or the Borrower shall so state in writing.

     Section 10.02 Remedies.

     (a) In the case of an Event of Default other than one described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Lenders, shall, by notice to the Borrower, declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

     (b)  In  the  case  of  the   occurrence  of  an  Event  of  Default,   the
Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

     (c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second, to accrued interest on the Notes; third, to fees; fourth, pro rata to principal outstanding on the Notes and Indebtedness referred to in clause (b) of the definition of "Indebtedness" owing to a Lender or an Affiliate of a Lender; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI
                            The Administrative Agent

     Section 11.01 Appointment; Powers. Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

     Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent's satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein.

     Section 11.03 Action by Administrative Agent. The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Lenders and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Lenders specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a

Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Lenders, and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

     Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower and the Lenders hereby waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

     Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this ARTICLE XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Section 11.06 Resignation or Removal of Administrative Agent. Only with the consent of the Borrower, such consent not to be unreasonably withheld, and subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign. The Administrative Agent shall notify the Lenders prior to any permitted resignation. The Administrative Agent may be removed at any time with cause by all of the Lenders. The Lenders may remove the Administrative Agent without cause only with the consent of the Borrower. Upon any such resignation or removal, the Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of


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

the Lenders, appoint a successor Administrative Agent. Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Section 11.07 Agents as Lenders.  The party  serving as the  Administrative
Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such party and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

     Section 11.08 No Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

     Section 11.09 Authority of Administrative Agent to Release Collateral and Liens. Each Lender hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.13 or is otherwise authorized by the terms of the Loan Documents.


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

                                  ARTICLE XII
                                  Miscellaneous

     Section 12.01 Notices.

     (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

     (i) if to the Borrower, to it at 20 Greenway Plaza, Suite 600, Houston, Texas 77046, Attention of Chief Financial Officer (Telecopy No. 713-961-7997);

     (ii) if to the Administrative Agent, to it at 745 5th Avenue, 18th Floor, New York, New York 10151, Attention of Morris W. Macleod (Telecopy No. 646/344-4676); and

     (iii) if to any other Lender, to it at its address (or telecopy number) set forth on its applicable signature page.

     (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to ARTICLE II, ARTICLE III, ARTICLE IV and ARTICLE V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

     (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 12.02 Waivers; Amendments.

     (a) No failure on the part of the Administrative Agent or any Lender, to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the
Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.


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

     (b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lenders or by the Borrower and the Administrative Agent with the consent of all of the Lenders.

     Section 12.03 Expenses, Indemnity; Damage Waiver.

     (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for any the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this
Section 12.03, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

     (b) THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN


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

DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE BORROWER OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR THE USE OF THE PROCEEDS THEREFROM, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT,
DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR


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

MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES,
LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

     (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under Section 12.03(a) or (b), each Lender severally agrees to pay to such Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed  expense or  indemnity  payment is sought) of such  unpaid  amount;
provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Administrative Agent in its capacity as such.

     (d) To the extent permitted by applicable law, the Borrower shall and shall cause each Subsidiary to not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.

     (e) All amounts due under this Section 12.03 shall be payable promptly after written demand therefore.

     Section 12.04 Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) without the prior written consent of the
Borrower:

     (ii) Assignments shall be subject to the following conditions:

     A. except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided, however, no assignment from any Lender shall be permitted without the consent of the Borrower and the Administrative Agent if such assignment will result in their being more than eight (8) Lenders at any one time, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;


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

     B.  each  partial   assignment   shall  be  made  as  an  assignment  of  a
proportionate part of all the assigning Lender's rights and obligations under this Agreement;

     C. the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,000; and

     D. the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any information reasonably requested by the Administrative Agent;

     (iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01,
Section 5.02 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with
Section 12.04(c).

     (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower and each Lender.

     (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's providing any information reasonably requested by the Administrative, the processing and recordation fee

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

referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

     (c) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that A. such Lender's obligations under this Agreement shall remain unchanged, B. such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and C. the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 and Section 5.02 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 4.01(c) as though it were a Lender.

     (ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.02 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.

     (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (e) HZ does not currently have any intention to assign any Loans and will endeavor to maintain its position during the terms of this Agreement such that it can make decisions with respect to this Agreement in an efficient and timely manner. Notwithstanding the preceding, HZ will have the ability to make assignments of any Loans as it deems appropriate including but not limited to assignments to Bernard National Loan Investors LTD and/or Bernard Leveraged Loan Investor, LTD.

     Section 12.05 Survival; Revival; Reinstatement.


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

     (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02 and Section 12.03 and ARTICLE XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

     (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

     Section 12.06 Counterparts; Integration; Effectiveness.

     (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     (c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrower or any Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

     Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

     (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

     (c) THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE SPECIAL POWER, AMPLE AND SUFFICIENT, TO CT Corporation System, WITH OFFICES ON THE DATE HEREOF AT 111 Eighth Avenue, New York, NY 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO THE BORROWER SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN TEXAS REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

     (d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

     Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 12.11 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to
(i) any  assignee  of or  Participant  in,  or any  prospective  assignee  of or
Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section 12.11, "Information" means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary and their businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower or a Subsidiary; provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower's obligations hereunder.

     Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     Section 12.14 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to those Lenders or their Affiliates that are counterparties to any Swap Agreement with the Borrower or any of its Subsidiaries on a pro rata basis in respect of any obligations of the Borrower or any of its Subsidiaries which arise under any such Swap Agreement that is in effect at such time as such Person or its Affiliate is a Lender, but only while such Person or its Affiliate is a Lender. No Lender or any Affiliate of a Lender shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.

     Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent or any Lender for any reason whatsoever. There are no third party beneficiaries.

     Section 12.16 Securitization. The Borrower hereby acknowledges that the Lenders and their Affiliates may sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, S&P or one or more other rating agencies (the "Rating Agencies"). The Borrower shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that
(i) any such amendment or additional documentation does not impose material additional costs on the Borrower and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrower under the Loan Documents or change or affect in a manner adverse to the Borrower the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of the Borrower or any Affiliate of the Borrower to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

     Section 12.17 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

                          [SIGNATURES BEGIN NEXT PAGE]

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                  GEXA CORP.



                           By: /s/ Neil M. Leibman
                               -------------------------------------------------

                           Name:  Neil M. Leibman
                                 ----------------------------------------------

                           Title: Chief Executive Officer
                                 -----------------------------------------------

                                 Signature Page

ADMINISTRATIVE AGENT:         HIGHBRIDGE/ZWIRN SPECIAL
                              OPPORTUNITIES FUND, L.P.,
                              as Administrative Agent


                              By: Highbridge/Zwirn  Partners,  LLC, as general
                                  partner


                              By: /s/ Daniel B. Zwirn
                                  ----------------------------------------
                              Name: Daniel B. Zwirn
                                    --------------------------------------
                              Title: Managing Principal
                                     -------------------------------------



                                 Signature Page

LENDER:  .                      HIGHBRIDGE/ZWIRN SPECIAL
                                OPPORTUNITIES FUND, L.P.

                                By: Highbridge/Zwirn Partners, LLC, as general partner


                                By: /s/ Perry A. Gruss
                                    --------------------------------------------
                                Name: Perry A. Gruss
                                     ------------------------------------------
                                Title: Chief Financial Officer
                                      ------------------------------------------


                                Address:          745 5th Avenue, 18th Floor
                                                  New York, New York  10151
                                Attention:        Morris W. Macleod
                                Telecopy:         (646) 720-9039




                                 Signature Page
                                       3

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

              Name of Lender                      Applicable Percentage                Maximum Credit Amount
 ------------------------------------------ ---------------------------------- --------------------------------------
 Highbridge/Zwirn Special Opportunities              100%                               $15,000,000
 Fund, L.P.
 ------------------------------------------ ---------------------------------- --------------------------------------
 TOTAL                                               100.00%                            $15,000,000
 ------------------------------------------ ---------------------------------- --------------------------------------



                                     Annex I